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                                                                   EXHIBIT 10.11

                          REGISTRATION RIGHTS AGREEMENT


THIS AGREEMENT is made and entered into this 29th day of March, 2000, between RENTECH, INC., a Colorado corporation ("Company"), and AZURE ENERGY FUND INC. ("Holder").

         In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Definitions.

         (a) The term "Act" means the Securities Act of 1933, as amended;

         (b) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

         (c) The term "Registrable Securities" means (i) up to 2,291,667 shares of Common Stock, par value $.01 per share, of the Company issuable or issued to the Holder, and additional shares of Common Stock underlying a Warrant to Purchase 2,291,667 shares of Common Stock of the Company, (ii) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Common Stock.

2. Mandatory Registration. Within 90 days of receipt of payment for the Registrable Securities by the Company, if (i) the Common Stock of the Company shall then be registered pursuant to Section 12(g) under the Securities Exchange Act of 1934 (the "1934 Act"); (ii) the Company is then current with all filing requirements under the 1934 Act; and (iii) if the Company shall then qualify for use of a registration statement on Form S-3 covering all such Registrable Securities; then the Company except as otherwise provided below, shall use its best efforts to cause the registration under the Act of fifty percent (50%) of the Registrable Securities. Within one year of receipt of payment for the Registrable Securities by the Company, if (i) the Common Stock of the Company shall then be registered pursuant to Section 12(g) under the 1934 Act; (ii) the Company is then current with all filing requirements under the 1934 Act; and
(iii) if the Company shall then qualify for use of a registration statement on Form S-3 covering all such Registrable Securities; then the Company except as otherwise provided below, shall use its best efforts to cause the registration under the Act of the remaining fifty percent (50%) of the Registrable Securities. If the Company so elects, any registration under this paragraph may be for an underwritten public offering to be managed by an underwriter or underwriters of recognized standing reasonably acceptable to the Company. Whenever required to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that the Company shall in no event be obligated to cause any such registration to remain effective for more than the


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earlier of sale of all Registrable Securities covered thereby or two years after the date on which the registration statement was declared or ordered effective.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under the securities or blue sky laws of such other jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders pro rata, the Holder shall pay such costs to the extent required by such jurisdiction.

3. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action that the Holder shall furnish to the Company such information regarding him or her, the Registrable Securities held by him or her, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

4. Expenses of Registration. All expenses incurred in connection with a registration pursuant to paragraph 2 (excluding underwriters' or securities broker-dealers' discounts, commissions and expenses), including, without limitation, all registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

5. Delay of Registration. Holder shall not have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

6. Indemnification. If any Registrable Securities are included in a registration statement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, any underwriter (as defined in the Act) for the Holder, and each such person, if any, who controls the Holder or underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise


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out of or are based on any untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse the Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

         (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and each agent and any underwriter for the Company (within the meaning of the Act) against any losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, agent, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

         (c) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if


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prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission to so notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

7. No Transfer of Registration Rights. The registration rights of the Holder under this Agreement may not be transferred, except to assignees of Holder's Common Stock or Warrants, and then only in compliance with the requirements for transfer of Securities as described in the Securities Subscription Agreement between Holder and Company.

8. Miscellaneous.

         (a) Entire Agreement. This Agreement and the documents referred to herein, including the Securities Subscription Agreement, constitute the entire agreement among the parties, and no party shall be liable or bound by any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Colorado.

         (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any notice, demand or request shall be in writing and shall be deemed given when delivered personally or by facsimile, with an original copy to follow by three
(3) day courier addressed to the party to who it is to be delivered, at the addresses set forth at the end of this Agreement or such other address as a party may notify the other in writing.

         (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (e) Rights of Holder. The Holder shall have the absolute right to exercise or refrain from exercising any right or rights that the Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification.


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         (f) Time of Essence. Time is of the essence regarding performance of all terms, provisions and conditions contained in this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     RENTECH, INC.



                               By:
                                     ------------------------------------------
                                     James P. Samuels, Vice President - Finance
                                     Address:
                                       Rentech, Inc.
                                       1331 17th Street, Suite 720
                                       Denver, Colorado USA 80202

                                     HOLDER:
                                     AZURE ENERGY FUND INC.


                               By:
                                     ------------------------------------------
                                       Investment Manager